EXHIBIT 99.1

                            AMERICAN RIVER BANKSHARES

                             DEFERRED FEE AGREEMENT
                             ----------------------

         THIS AGREEMENT is made as of _______________ 20__, by and between AMERICAN RIVER BANKSHARES (the "Company"), and ______________ (the "Director").

                                    RECITALS
                                    --------

         WHEREAS, to encourage the Director to remain a member of the Company's Board of Directors, the Company desires to provide to the Director an opportunity to defer fees and obtain certain benefits related thereto.

         NOW, THEREFORE, in consideration of the services to be rendered by the Director to the Company in the future and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties agree as follows:

                                    AGREEMENT
                                    ---------

Article 1.  Definitions.
---------   -----------

         Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

         1.1 Change in Control. To constitute a "Change in Control" as to the Director, a "Change in Control Event" described in Section 1.1.1 must relate to a corporation that is a "Service Recipient" as defined in Section 1.1.4. The term "Change in Control" as defined in this section 1.1 is intended to comply with all relevant provisions of Proposed Treasury Regulation Section 1.409A-3(g)(5) relating to changes in the ownership or effective control of a corporation and changes in the ownership of a substantial portion of the assets of a corporation.

                  1.1.1 A "Change in Control Event" occurs on the date any of the following events occur:

                           (i)      Any one person, or more than one person
acting as a group ("Person"), acquires ownership of stock of a corporation that, together with stock previously held by such Person, raises the total ownership from less than 50 percent of the total fair market value or total voting power of such corporation to more than 50 percent of such value or power.

                           (ii)     Any Person acquires, during the 12-month
period ending on the date of the most recent acquisition, ownership of 35 percent or more of the total voting power of the stock of a corporation, without regard to the stock owned by the Person before the commencement of the 12-month period.

                           (iii)    A majority of the members of a corporation's
board of directors is replaced in a 12-month period by directors who were not endorsed by a majority of the board prior to the election or appointment of each director.

                           (iv)     Any Person acquires, during the 12-month
period ending on the date of the most recent acquisition, assets from a corporation with a gross fair market value equal to or more than 40 percent of the total gross fair market value of all the assets of such corporation prior to such acquisition or acquisitions. Gross fair market value shall be determined without regard to any liabilities associated with the assets. However, this subsection (iv) shall not apply to the transfer of assets: (i) to an entity that is controlled by the shareholders of such corporation immediately after the transfer; (ii) to a shareholder of such corporation with respect to the shareholder's stock or in exchange for more stock; (iii) to an entity of which such corporation owns 50 percent or more of the total value or voting power

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immediately after the transaction; (iv) to a Person that owns, directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of such corporation immediately following the transaction; or
(v) to an entity, at least 50 percent of the total value or voting power of which is owned immediately following the transaction, directly or indirectly, by a Person which owns directly or indirectly, 50 percent or more of the total value or voting power of all the outstanding stock of such corporation.

                  1.1.2    If any Person controls a corporation under subsection
(i) or (ii) of Section 1.1.1, the acquisition of additional control by the same Person shall not cause a Change in Control.

                  1.1.3 Persons will be considered to be acting as a group in accordance with the provisions of Proposed Treasury Regulation Section 1.409A-3(g)(5)(vii)(C). For example, Persons will not be considered to be acting as a group solely because they purchase or own stock of a corporation at the same time, or as a result of the same public offering. However, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with a Service Recipient. Furthermore, if a person, including an entity, owns stock in both corporations that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such shareholder is considered to be acting as a group with other shareholders in each corporation prior to the transaction giving rise to the change and not with respect to the ownership interest in the merged corporation.

                  1.1.4 The term "Service Recipient" includes all of the following: (i) the corporation for which the Director performs services (relating to the compensation deferred under this Agreement) at the time of a Change in Control Event; (ii) any corporation liable to pay deferred compensation under this Agreement; (iii) any corporation which owns more than 50 percent of the total fair market value and total voting power of any corporation described in clause (i) or (ii); and (iv) any corporation in a chain of corporations in which each corporation owns more than 50 percent of the total fair market value and total voting power of another corporation in the chain ending in a corporation described in clause (i) or (ii).

         1.2 Code. The term "Code" shall mean the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.

         1.3 Distribution Date. The term "Distribution Date" means the date of the Director's Termination of Service as defined below.

         1.4 Deferral Account. The term "Deferral Account" means the account described in Article 3 of this Agreement, established by the Company on its books to record the amount of fees deferred by the Director under this Agreement (and under any previous version of this Agreement) and interest accrued thereon.

         1.5 Deferral Period. The term "Deferral Period" means the period of time beginning with the date of this Agreement and ending with the Distribution Date.

         1.6 Benefit Period. The term "Benefit Period" means the period of time beginning with the Distribution Date and ending with payment in full of the Director's Deferral Account balance.

         1.7 Election Form. The term "Election Form" means the Form attached as Exhibit A.

         1.8 Fees. The term "Fees" means the total fees payable to the Director.

         1.9 Termination of Service. The term "Termination of Service" means the Director ceasing to be a member of the Company's Board of Directors for any reason whatsoever.

         1.10 Unforeseeable Emergency. The term "Unforeseeable Emergency" means a severe financial hardship of the Director, or of a named beneficiary of the Director, resulting from (i) an illness or accident of the Director or his

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named beneficiary, of a spouse of the Director or named beneficiary, or of a dependent (as defined by Code ss. 152(a)) of the Director or named beneficiary;
(ii) the loss of property of the Director or of his named beneficiary due to casualty; or (iii) any other similar extraordinary and unforeseeable circumstance arising as a result of an event or events beyond the control of the Director or of his named beneficiary. The Company, it its sole discretion, shall determine whether a hardship constitutes an Unforeseeable Emergency based on all relevant facts and circumstances. By way of example and not limitation, an Unforeseeable Emergency shall include, but not be limited to (i) the need to pay funeral expenses of a spouse or dependent, (ii) the need to pay expenses for medical care for the Director, the Director's spouse, or any dependent of the Director, or (iii) payments necessary to prevent the eviction of the Director from the Director's principal residence or foreclosure on the mortgage on that residence.

Article 2.  Deferral Election.
---------   -----------------

         2.1 Initial Deferral Election. The Director shall make an initial deferral election under this Agreement by completion and delivery to the Company of the Election Form attached hereto as Exhibit A. The Election Form shall set forth the amount of Fees to be deferred, the form of benefit payment, and shall designate a beneficiary. The Election Form shall be delivered to the Company not later than twenty (20) days after the date this Agreement is entered into and effective to defer only those Fees earned for services performed after the date of delivery of the Election Form.

         2.2      Deferral Election Changes.
                  -------------------------

                  2.2.1 Generally. The Director may modify the amount of Fees to be deferred by filing a subsequent signed Election Form with the Company within twenty (20) days prior to the end of a calendar year preceding the calendar year in which the Fees are to be deferred. Such modified Election Form shall not be effective until the calendar year following the year in which the subsequent Election Form is received by the Company.

                  2.2.2 Modification of Benefit Payment Form. The Director may not modify the benefit payment form for deferrals from the current or prior years. However, the Director may modify the benefit payment form for deferrals in future calendar years by filing a new Election Form in accordance with
Section 2.2.1.

                  2.2.3 Hardship. If an Unforeseeable Emergency occurs, the Director, by written instructions to the Company, may reduce and/or cease future deferrals under this Agreement at any time. Deferrals may resume only by filing a new Election Form in accordance with Section 2.2.1.

Article 3.  Deferral Account.
---------   ----------------

         3.1 Deferral Account. The Company shall establish a Deferral Account on its books for the Director, and shall credit to the Deferral Account the following amounts:

                  3.1.1 Deferrals. The Fees deferred by the Director on the first day of the month following the month in which the Fees were earned.

                  3.1.2 Interest. On the last day of each calendar month during the Deferral Period only, and immediately prior to the payment of any benefits, the Deferral Account will be credited with interest earned during that month. Interest shall accrue at the rate equal to four percent (4%) greater than the yield on a five (5) year United States Treasury Bond per annum through December 31, 1998, and, thereafter, at the same rate per annum until changed by resolution of the Company's Board of Directors, in its sole discretion. Interest earned will be calculated by taking the applicable rate of interest multiplied by the principal balance on the last day of each month, divided by 365 days, multiplied by the number of days in the month. At the end of each calendar year, the interest earned during the year will be posted to the account and only then become principal and entitled to future interest accrual.

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         3.2      Statement of Accounts. The Company shall provide to the
Director as soon as practicable following the end of each year, a statement setting forth the Deferral Account balance.

         3.3 Unsecured Creditor Status. The Deferral Account is solely an accounting device for measuring amounts to be paid under this Agreement. The Deferral Account is not a trust fund of any kind and the Director has no rights greater than those of a general unsecured creditor of the Company for purposes of the payment of benefits under this Agreement. The Director's rights are not subject in any manner to the anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director or the Director's creditors or beneficiaries.

Article 4.  Deferral Benefits.
---------   -----------------

         4.1 Termination of Service Benefit. Except as provided in Section 4.5, within thirty (30) days of the Distribution Date, the Company shall pay to the Director the balance in the Deferral Account in the benefit payment form elected by the Director on applicable Election Form or Forms.

         4.2 Change in Control Benefit. Upon Termination of Service of the Director in connection with and within 60 (sixty) days before or after a Change in Control, the Company shall pay to the Director the balance in the Deferral Account within ninety (90) days after the Change in Control.

         4.3 Hardship Distribution. Upon the Company's determination (following petition by the Director) that the Director has suffered an Unforeseeable Emergency:

                  4.3.1 The Company shall distribute to the Director that portion of the Deferral Account balance that is reasonably necessary to satisfy the severe financial need and to pay taxes reasonably expected as a result of the distribution. The Company shall take into account the extent the hardship could be relieved through (i) compensation from insurance; (ii) cancellation of further deferrals under this Agreement and any other deferred compensation plan in which the Director participates (whether maintained by the Company or any other employer); (iii) distributions or loans available without tax penalty from any benefit plan in which the Director participates (whether maintained by the Company or any other employer); (iv) loans from commercial sources on reasonable commercial terms; and (v) liquidation of the Director's assets (to the extent such liquidation would not in itself cause severe financial hardship). For purposes of this paragraph, the Director's assets shall be deemed to include those assets of the Director's spouse and minor children that are reasonably available to the Director.

                  4.3.2 The Director's deferral election shall be canceled with respect to all Fees earned after the date of the Unforeseeable Emergency. The Director shall be ineligible to defer any additional Fees under this Agreement until the first day of the calendar year following the second anniversary of the Distribution Date. To resume deferrals, the Director must submit a new deferral election meeting the requirements of Section 2.2.1.

         4.4 Death of Director. If the Director dies during the Deferral Period or after benefit payments have commenced under this Agreement but before receiving all such payments, then the Company shall pay to the Director's beneficiary the balance in the Deferral Account at the same time, in the same amounts, and in the same form that would have been paid to the Director had the Director survived.

         4.5      Payments to Key Employees.
                  -------------------------

                  4.5.1 If (i) any stock of the Company is traded on an established securities market, (ii) the Director is considered a Key Employee and (iii) the Director receives a distribution because of a Termination of Service; then (a) the Director shall not receive any distribution until the date which is six months after the date of Termination of Service and (b) each scheduled distribution that becomes payable because of the Termination of Service shall be delayed six months.

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                  4.5.2    Each year on December 31 the Company shall designate
the Director as Key Employee if, at any time during the year, the Director satisfied the definition of Key Employee set forth in Code ss. 416(i), without regard to ss. 416(i)(5). Designation as a Key Employee shall apply for the 12 month period beginning April 1 after the designation. For example, designation as a Key Employee on December 31, 2005 would apply from April 1, 2006 to March 31, 2007.

                  4.5.3 Compensation for determining Key Employee status shall include all annual compensation from the Company, including salary, bonus, and/or incentive payments, determined before any deductions under any qualified or nonqualified plan of the Employer.

                  4.5.4 For purposes of determining Key Employee status, (i) an Employee's percentage ownership in the Company is the greater of his or her percentage ownership of the outstanding stock of the Company and the percent of combined voting power of all stock of the Company he or she possesses, and (ii) the constructive ownership rules of Code ss. 318 apply. For purposes of attribution from corporations, Code ss. 318(a)(2)(C) is applied by substituting 5 percent for 50 percent.

Article 5.  Beneficiaries.
---------   -------------

         5.1 Beneficiary Designations. The Director shall designate a beneficiary by filing a written designation with the Company in the form attached as Exhibit A. The Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and accepted by the Company during the Director's lifetime. The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director, or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved. If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's surviving spouse, if any, and if none, to the Director's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Director's estate.

         5.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetence, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

Article 6.  Claims and Review Procedures.
---------   ----------------------------

         6.1 Claims Procedure. The Company shall notify the Director's beneficiary in writing, within ninety (90) days of his or her written application for benefits, of his or her eligibility or non-eligibility for benefits under the Agreement. If the Company determines that the beneficiary is not eligible for benefits or full benefits, the notice shall set forth (i) the specific reasons for such denial, (ii) a specific reference to the provisions of the Agreement on which the denial is based, (iii) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed, and (v) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the beneficiary wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the beneficiary of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety (90) day period.

         6.2 Review Procedure. If the beneficiary is determined by the Company not to be eligible for benefits, or if the beneficiary believes that he or she is entitled to greater or different benefits, the beneficiary shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within sixty (60) days after receipt of the notice issued by the Company. Such petition shall state the specific reasons which the

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beneficiary believes entitle him or her to benefits or to greater or different benefits. Within sixty (60) days after receipt by the Company of the petition, the Company shall afford the beneficiary (and counsel, if any) an opportunity to present his or her position to the Company orally or in writing, and the beneficiary (or counsel) shall have the right to review the pertinent documents. The Company shall notify the beneficiary of its decision in writing within the sixty (60) day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the beneficiary and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the sixty (60) day period is not sufficient, the decision may be deferred for up to another sixty (60) day period at the election of the Company, but notice of this deferral shall be given to the beneficiary.

Article 7.  Amendment and Termination.
---------   -------------------------

         7.1 At-will Termination. The Company may amend or terminate this Agreement at-will at any time prior to the Director's Termination of Service by written notice to the Director.

                  7.1.1 At-will termination of this Agreement shall cease all future deferrals, but shall not accelerate the payment of benefits unless the requirements of Section 7.1.2 are satisfied.

                  7.1.2 The following conditions must be satisfied in order to accelerate the payment of benefits upon the Company's at-will termination of this Agreement:

                           (1)      All other arrangements sponsored by the
Company that would be aggregated with this Agreement under Prop. Reg. ss. 1.409A-1(c) if the Director participated in each other arrangement must also be terminated;

                           (2)      No payment of benefits may occur within 12
months of the termination of this Agreement and all other arrangements (other than benefit payments that would be payable without regard to the termination);

                           (3)      The entire Deferral Account must be paid to
the Director within 24 months of the termination; and

                           (4)      For the five-year period following the date
of termination, the Company may not adopt a new arrangement that would be aggregated as provided in condition (1) with any terminated arrangement.

         7.2 Plan Termination Upon Dissolution or Bankruptcy. If the Company terminates this Agreement within 12 months of a corporate dissolution taxed under Code ss. 331, or at any time with the approval of a U.S. Bankruptcy Court pursuant to 11 U.S.C. ss. 503(b)(1)(A), then the Director's Deferral Account shall be paid to the Director and included in his gross income in the latest of (i) the calendar year in which the plan termination occurs, (ii) the calendar year in which the amount is no longer subject to a substantial risk of forfeiture or (iii) the first calendar year in which the payment is administratively practicable.

         7.3 Plan Termination Upon a Change in Control. If the Company terminates this Agreement within the 30 days preceding or the 12 months following a Change in Control, then the Director's Deferral Account shall be paid to the Director within 12 months of the date of termination. This Agreement shall be treated as terminated under this Section 7.3 only if all substantially similar arrangements sponsored by the Company are terminated, so that the Director and all participants under substantially similar arrangements are required to receive all amounts of compensation deferred under the terminated arrangements within 12 months of the date of termination of the arrangements.

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Article 8.  Miscellaneous.
---------   -------------

         8.1 Binding Effect. This Agreement shall be binding upon the Director and the Company, and their beneficiaries, survivors, executors, administrators and transferees.

         8.2 No Guaranty of Employment. This Agreement is not a contract for services. It does not (i) give the Director the right to remain a director of the Company, (ii) require the Director to remain a director, (iii) interfere with the shareholders' rights to replace the Director, or (iv) interfere with the Director's rights to terminate services at any time.

         8.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

         8.4 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

         8.5 Governing Law. The Agreement and all rights hereunder shall be governed by the laws of California and by applicable federal tax law.

         8.6 Unfunded Arrangement. The Director and beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject to any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors or beneficiaries of the Director. Any insurance on the Director's life is a general asset of the Company to which the Director and beneficiary have no preferred or secured claim.

         8.7 Entire Agreement. This Agreement constitutes the entire agreement between the Company and the Director as to the subject matter hereof. This Agreement is intended to supersede any and all prior agreements between the parties relating the subject matter hereof. No rights are granted to the Director by virtue of this Agreement other than those specifically set forth herein.


         IN WITNESS WHEREOF, the Director and a duly authorized Company officer have signed this Agreement as of the above written date.

AMERICAN RIVER BANKSHARES                   DIRECTOR

By
   -------------------------------          ------------------------------------
   Charles D. Fite
   Chairman of the
   Board of Directors

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

                                    EXHIBIT A
                                       TO
                             DEFERRED FEE AGREEMENT

                                Deferral Election

I elect to defer fees under my Deferred Fee Agreement with the American River Bankshares, as follows:

======================================== ===================================== ==================================
Amount of Deferral                       Frequency of Deferral                 Duration
---------------------------------------- ------------------------------------- ----------------------------------
[Initial and Complete One]               [Initial One]                         [Initial and Complete One]

________ I elect to defer                ________ Beginning of Year            ________ This Year Only
________ % of Fees

________ I elect to defer                ________ Each fee period              ________ For _____ years (not to
$_______ of Fees                                                               exceed 5 years) from the date of
                                                                               the Agreement
________ I elect not to                  ________ End of Year
defer Fees
======================================== ===================================== ==================================

I understand that I may change the amount, frequency and duration of my deferrals by filing a new election form with American River Bankshares; provided, however, that any subsequent election will not be effective until the calendar year following the year in which the new election is received by the Company.

                                 Form of Benefit

I elect to receive benefits under the Agreement in the following form: [Initial One]

_____    Lump sum

         Substantially equal monthly installments for:

_____ thirty-six (36) monthly installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Deferral Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Deferral Account.

_____ sixty (60) monthly installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Deferral Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Deferral Account.

_____ one hundred twenty (120) monthly installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Deferral Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Deferral Account.

_____ one hundred eighty (180) monthly installments with the amount of each installment determined as of each installment date by dividing the entire amount in my Deferral Account by the number of installments then remaining to be paid, with the final installment to be the entire remaining balance in the Deferral Account.

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

I understand that I may not change the form of benefit elected, even if I later change the amount of my deferrals under the Agreement without written approval of the Board of Directors of American River Bankshares.

                             Beneficiary Designation

I designate the following as beneficiary of benefits under the Deferred Fee Agreement payable following my death:

         Primary:  _________________________________________

         Contingent:  ______________________________________

         NOTE: To name a trust as beneficiary, please provide the name of the trustee and the exact date of the trust agreement.

I understand that I may change these beneficiary designations by filing a new written designation with American River Bankshares. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary, in the event of the dissolution of our marriage.


Signature:  ________________________________


As of __________, 20__

Accepted by the American River Bankshares as of _________, 20__.

AMERICAN RIVER BANKSHARES


By:
     ---------------------------
     Charles D. Fite
     Chairman of the
     Board of Directors

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